PROSPECTUS SUPPLEMENT DATED FEBRUARY 1, 1996, TO
THE PIERPONT TREASURY MONEY MARKET FUND PROSPECTUS, DATED MARCH 1, 1995


         This supplement changes the daily cut-off times for purchases and redemptions of Fund shares.

         The following restates the last three sentences of the second paragraph under the caption "Purchase Price and Settlement" on page 11:

         Immediately available funds must be received by 12:00 noon New York time on a business day for the purchase to be effective and dividends to be earned on the same day. The Fund does not accept orders after the indicated time. If funds are received after 12:00 noon New York time for any reason, including that the day is a Federal Reserve holiday, the purchase is not effective and dividends are not earned until the next business day.

         The following restates the first sentence of the second paragraph under the caption "Method of Redemption" on page 11:

         A redemption request received on a business day prior to 12:00 noon New York time is effective on that day.


TREASIP2.DOC